                                                                    Exhibit 99.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



       In connection with the Annual report of Physiometrix, Inc. on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel W. Muehl, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Physiometrix, Inc.


Date: March 28, 2003                     /s/ DANIEL W. MUEHL
                                         --------------------------------
                                         Daniel W. Muehl
                                         Vice President and Chief
                                         Financial Officer
                                         (Principal Financial and Accounting
                                         Officer)